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                              SERVICING CERTIFICATE                                                                           PAGE 5
     -------------------------------------------------------------------------------------------------------------------------------

     MLCC Mortgage Investors, Inc.
     Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A         Current Collection Period:  01-Jun-97 to 30-Jun-97
                                                                                 P & S Agreement Date:                    01-Mar-97


     PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                              Current
                                                                                                                          ---------
     Class A Certificates, Series 1997A   LIBOR + 0.25%       5.93750%           Original Closing Date: 3/26/97           17-Jun-97
     Class B Certificates, Series 1997A   LIBOR + 1.25%       6.93750%           Distribution Date:                       15-Jul-97
                                                                                 Days in Accrual Period                          30
                                                                                                                          15-Jun-97
                                                                                                                          14-Jul-97

                        Weighted Avg Mtg Rate (WAC)           7.56140%
     LIBOR 5.68750%     Weighted Avg Net Mtg Rate (Alt. Rate) 7.18312%
     -------------------------------------------------------------------------------------------------------------------------------

   1         Beginning Pool Principal Balance                                                                        309,644,026.27
   2         Beginning Pool Balance Factor                                                                                94.162670%
     -------------------------------------------------------------------------------------------------------------------------------

   3         Beginning Class A Principal Balance                                                                     305,532,553.27
   4         Beginning Class B Principal Balance                                                                       4,111,473.00
     -------------------------------------------------------------------------------------------------------------------------------

   5         Aggregate of all Monthly Principal Payments                                          (P&S 5.08i)                  0.00
   6         Aggregate of all Principal Prepayments Received                                      (P&S 5.08i)          5,407,465.53
   7         Aggregate of any Net Liquidation Proceeds Received                                   (P&S 5.08iii)                0.00
   8         Aggregate of any Insurance Proceeds Received                                         (P&S 5.08iv)                 0.00
   9         Aggregate of any Awards or Settlements From Condemnation Proceedings                 (P&S 5.08v)                  0.00
  10         Aggregate of any Proceeds From Repurchased Mortgage Loans                            (P&S 5.08vi)           630,000.00
  11         Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
             Insurance Policy                                                                     (P&S 5.08vii)                0.00
  12         Aggregate of any Revenues From Foreclosure or Deed Net of any Advances               (P&S 5.08viii)               0.00
  13         Current Principal Advances                                                                                        0.00
  14         Current Servicer Principal Reimbursements                                                                         0.00
  15         Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                     6,037,465.53
  16         Unrecovered Principal Amounts (Liquidation Loss)                                                                  0.00
  17         Aggregate of all Interest Payments Received                                          (P&S 5.08ii)         2,054,087.50
  17a        Prefunding Account Interest Earned                                                   (P&S 5.14b)                  0.00
  17b        Accrued Interest at Cl A pass-through rate x Pre-funded Amount for
             11 days (1st dist only)                                                              (P&S 6.01a)                  0.00
  18         Current Servicing Fee                                                                (P&S 5.08ii)            45,123.23
  19         Monthly Interest Advance (Recovery) based on Delinquent Accounts                     (P&S 6.02vii)         (203,494.54)
  19 i.      Current Servicer Interest Advance (Recovery)                                                               (203,494.54)
  20         Scheduled Formula Principal Distribution Amount (5+13-14)                                                         0.00
  21         Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                      6,037,465.53
  22         Total Interest Available For Distribution (17+17a+17b-18+19i)                                             1,805,469.73
  23         Total Funds Available For Distribution (15+22)                                                            7,842,935.26

             -----------------------------------------------------------------------------------------------------------------------
  24         Formula Principal Distribution Amount  (Lines 20 + 21)                                                    6,037,465.53
             -----------------------------------------------------------------------------------------------------------------------
                                                                                      WATERFALL
  25 i.      Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                    (P&S 6.02i)                 98.67%
     ii.     Class A Percentage  x  Scheduled Formula Principal Distribution
             Amount (Line 20)                                                                                                  0.00
     iii.    Class A Prepayment Percentage                                                                                   100.00%
     iv.     Class A Prepayment Percentage  x  Unscheduled Formula Principal
             Distribution Amount                                                                                       6,037,465.53
     v.      Class A Total Distribution Allocable to Principal                            2                            6,037,465.53
     vi.     Class A Recovered Principal Amount                                                                                0.00
     vii     Class A Unrecovered Principal Amount                                         7                                    0.00

  26 i.      Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)      1       (P&S 6.02ii)         1,511,749.61
     ii.     Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                       (P&S 6.02ii)         1,511,749.61
     iii.    Class A Current Interest  (pass-through rate x A's upb)                              (P&S 6.02ii)         1,511,749.61
     iv.     Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                         (P&S 6.02iii)                0.00

     v.      Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                         (P&S 6.02iii)                0.00
     vi.     Class A Unpaid Interest Shortfall included in 26i.
             (when 26iii. > 0: min of 26i. and 26iv.)                                             (P&S 6.02iii)                0.00
     viii.   Class A Interest Shortfall  (26ii. - 26i.)                                           (P&S 6.02iii)                0.00
     -------------------------------------------------------------------------------------------------------------------------------

  27 i       Current Certificate Insurance Premium                                        3                               30,319.31
     ii.     Reimbursement Amount                                                         4       (P&S 6.02vi)                 0.00
     iii.    Redirection of Certificate Insurance                                                                              0.00
     iv.     Total Amount to Certificate Insurer                                                                          30,319.31
     -------------------------------------------------------------------------------------------------------------------------------

  28 i       Subordinated Percentage                                                              (P&S 6.02i)                  1.33%
     ii      Subordinated Percentage of Scheduled Formula Principal Distribution
             Amount                                                                                                            0.00
     iii.    Subordinated Prepayment Percentage                                                                                0.00%
     iv.     Subordinated Prepayment Percentage of Unscheduled Formula Principal
             Distribution Amount                                                                                               0.00
     v.      Class B Total Distribution Allocable to Principal                            8                                    0.00
     vi.     Class B Recovered Loss Amount                                                9                                    0.00
     vii     Class B Unrecovered Loss Amount                                                                                   0.00

  29 i       Class B Total Distribution Allocable to Interest                             6       (P&S 6.02ii)            23,769.45
     ii.     Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                      (P&S 6.02ii)            23,769.45
     iii.    Class B Current Interest (pass-through rate x B's upb)                               (P&S 6.02iii)           23,769.45
     iv.     Class B Unpaid Interest Shortfall  (Class B's interest s/f from
             preceding distribution date)                                                         (P&S 6.02iii)                0.00

     v.      Class B Unpaid Interest Shortfall  (Class B's interest s/f from
             preceding distribution date)                                                                                        --
     vi.     Class B Unpaid Interest Shortfall included in 26i.
             (when 29iii. > 0: min of 29i. and 29iv.)                                                                          0.00
     viii.   Class B Interest Shortfall  (29ii. - 29i.)                                                                        0.00
     -------------------------------------------------------------------------------------------------------------------------------

  30 i.      Cumulative Master Servicer Advanced Interest                                         (P&S 6.02v)            528,488.50
     ii.     Cumulative Master Servicer Advanced Principal                                                                     0.00
     -------------------------------------------------------------------------------------------------------------------------------

  31 i.      Beginning Reserve Fund Balance                                                       (P&S 6.06)             250,000.00
     ii.     Current Reserve Fund Deposit                                                 5                                    0.00
     iii     Current Reserve Fund Advances                                                                                     0.00
     iv.     Ending Reserve Fund Balance (required amount = $250,000)                                                    250,000.00
     -------------------------------------------------------------------------------------------------------------------------------

  32 i.      Available Excess Interest                                                                                   239,631.36
     ii.     Distribution Account Shortfall                                                       (P&S 6.02xvi)                0.00
     iii     Class R Distribution Amount For Such Distribution Date                       10                             239,631.36
     -------------------------------------------------------------------------------------------------------------------------------

  33 i.      Ending Pool Principal Balance                                                        (P&S 6.02vii)      303,606,560.74
     ii.     Ending Pool Balance Factor                                                                                   92.326678%
     -------------------------------------------------------------------------------------------------------------------------------

  34         Ending Class A Principal Balance                                                                        299,495,087.74
  35         Ending Class B Principal Balance                                                                          4,111,473.00
     ===============================================================================================================================
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
                         STATEMENT TO CERTIFICATEHOLDERS                                                                      PAGE 6
     -------------------------------------------------------------------------------------------------------------------------------
     MLCC Mortgage Investors, Inc.
     Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A         Current Collection Period:  01-Jun-97 to 30-Jun-97

     PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                       LIBOR = 5.6875%
     Class A Certificates, Series 1997A     LIBOR + 0.25%     5.93750%           Original Closing Date:                   17-Jun-97
     Class B Certificates, Series 1997A     LIBOR + 1.25%     6.93750%           Distribution Date:                       15-Jul-97

                    Weighted Avg Net Mtg Rate (Alt. Rate)     7.18312%
             -----------------------------------------------------------------------------------------------------------------------
   1 i.      Class A Total Distribution Allocable to Principal                                                            18.592377
     ii.     Class A Percentage  x  Scheduled Formula Principal Distribution
             Amount (Line 20)                                                                                              0.000000
     iii.    Class A Prepayment Percentage  x  Unscheduled Formula Principal
             Distribution Amount                                                                                          18.592377
     iv      Class A Recovered Principal Amount                                                                            0.000000
     v       Class A Unrecovered Principal Amount                                                                          0.000000

   2 i.      Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                       4.655434
     ii.     Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                                                  4.655434
     iii.    Class A Unpaid Interest Shortfall included in 26i.
             (when 26iii. > 0: min of 26i. and 26iv.)                                                                      0.000000
     iv      Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                                                  0.000000

             -----------------------------------------------------------------------------------------------------------------------

   3 i.      Class B Total Distribution Allocable to Principal                                                             0.000000
     ii.     Subordinated Percentage of Scheduled Formula Principal Distribution
             Amount                                                                                                        0.000000
     iii.    Subordinated Prepayment Percentage of Unscheduled Formula Principal
             Distribution Amount                                                                                           0.000000
     iv      Class B Recovered Loss Amount                                                                                 0.000000
     v       Class B Unrecovered Loss Amount                                                                               0.000000

   4 i.      Class B Total Distribution Allocable to Interest                                                              5.781249
     ii.     Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                               5.781249
     iii.    Class B Current Interest (pass-through rate x B's upb)                                                        5.781249
     iv      Class B Unpaid Interest Shortfall  (Class B's interest s/f from
             preceding distribution date)                                                                                  0.000000
             -----------------------------------------------------------------------------------------------------------------------

   5         Ending Pool Principal Balance                                                                           303,606,560.74
   6         Ending Pool Balance Factor                                                                                   92.326678%

   7         Ending Class A Principal Balance                                                                        299,495,087.74
   8         Ending Class B Principal Balance                                                                          4,111,473.00
             -----------------------------------------------------------------------------------------------------------------------

   9 i.      Current Master Servicer Advanced (Recovered) Interest                                                      (203,494.54)
     ii.     Current Master Servicer Advanced (Recovered) Principal                                                            0.00
     iii.    Current Trustee Advanced Interest                                                                                 0.00
     iv      Current Trustee Advanced Principal                                                                                0.00
     v       Additional Servicing Compensation                                                    (P&S 6.02ix)                 0.00
     vi      Amount of Servicing Advances Paid by Master Servicer                                 (P&S 6.02 x)                 0.00
     vii     Formula Principal Amount & Unrecovered Principal Amounts                             (P&S 6.02iv)                 0.00
     viii    Amount of Delinquencies of Mortgage Loans                                                                    22,913.32
     ix      CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:  15-JUL-97                                                       0.00000%
     x       CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:  15-JUL-97                                                       0.00000%
             -----------------------------------------------------------------------------------------------------------------------

  10 i       Number of Mortgage Loans 30 to 59 Days Delinquent                                                                   11
     ii      Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                   3,517,501.77
  11 i       Number of Mortgage Loans 60 to 89 Days Delinquent                                                                    1
     ii      Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                      23,966.67
  12 i       Number of Mortgage Loans 90 or More Days Delinquent                                                                  0
     ii      Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                         0.00
  13 i       Number of Mortgage Loans in Foreclosure                                                                              0
     ii      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     0.00

  14         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                         0.00
  15         Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                      (P&S 6.02xiii)               0.00
             =======================================================================================================================
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